U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2009

Citigroup Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdictions of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)		10043 (Zip Code)

(212) 559-1000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 2.02   Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is the Historical Reformatted Quarterly Financial Data Supplement of Citigroup Inc. and subsidiaries (the “Historical Supplement”), with historical financial data reformatted to reflect Citigroup’s new organizational structure announced on January 16, 2009.  The Historical Supplement reflects the format Citigroup will use to present its 2009 second quarter financial results on July 17, 2009 (the “2009 Second Quarter Results”) and is being provided to facilitate the comparison of the 2009 Second Quarter Results with prior financial periods.  The Historical Supplement also reflects Nikko Cordial Securities as a discontinued operation in light of the previously announced sale.  The 2009 Second Quarter Results will include additional supplemental disclosures that are not included in the Historical Supplement.

Attached hereto as Exhibit 99.2 is the Historical Reformatted Quarterly Revenue Marks (the “Marks”).  The Marks are designed to highlight the revenue marks previously taken by Citigroup reflecting the new organizational structure.

Attached hereto as Exhibit 99.3 are the Historical Reformatted Quarterly Press Release Disclosed Items (the “PRDIs”).  The PRDIs are designed to highlight previously disclosed items within Citigroup’s new organizational structure.

Attached hereto as Exhibit 99.4 is the press release issued by Citigroup Inc. on July 10, 2009 in connection with the release of the Historical Supplement, the Marks and the PRDIs.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number
99.1	Historical Reformatted Quarterly Financial Data Supplement.
99.2	Historical Reformatted Quarterly Revenue Marks.
99.3	Historical Reformatted Quarterly Press Release Disclosed Items.
99.4	Press release, dated July 10, 2009, issued by Citigroup Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: July 10, 2009
	By:	/s/ JOHN C. GERSPACH
Name: John C. Gerspach
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
99.1	Historical Reformatted Quarterly Financial Data Supplement.
99.2	Historical Reformatted Quarterly Revenue Marks.
99.3	Historical Reformatted Quarterly Press Release Disclosed Items.
99.4	Press release, dated July 10, 2009, issued by Citigroup Inc.